CONSENT AND TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT THIS CONSENT AND TENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 28th day of September, 2018 by and among CIBC BANK USA, formerly known as The PrivateBank and Trust Company (“Lender”), LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson Products Delaware”), LAWSON PRODUCTS, INC., an Illinois corporation (“Lawson Products Illinois”), BARON DIVESTITURE COMPANY, an Illinois corporation (“Baron Divestiture”), and SANDALWOOD DIVESTITURE COMPANY, INC., an Alabama corporation (f/k/a Automatic Screw Machine Products Company, Inc.) (“Sandalwood Divestiture”; Lawson Products Delaware, Lawson Products Illinois, Baron Divestiture and Sandalwood Divestiture are individually referred to herein each as a “Borrower” and collectively as “Borrowers”). W I T N E S S E T H: WHEREAS, Lender, Borrowers and certain former affiliates of Borrowers are party to that certain Loan and Security Agreement dated as of August 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); WHEREAS, on September 18, 2017, Lender changed its name from The PrivateBank and Trust Company to CIBC Bank USA; WHEREAS, Borrowers have informed Lender that Lawson Products Illinois desires to purchase from Screw Products, Inc., a Delaware corporation (the “Seller”), and the Seller desires to sell to Lawson Products Illinois, pursuant to the terms and conditions of the Screw Products Purchase Agreement (as defined in this Amendment); a true, correct and complete copy of the draft Screw Products Purchase Agreement provided to Lender by Borrowers on September 27, 2018, together with the draft schedules provided to Lender by Borrowers on September 27, 2018 are attached hereto as Exhibit A), the Purchased Assets (as such term is defined in the Screw Products Purchase Agreement (such asset acquisition by Lawson Products Illinois, the “Screw Products Asset Acquisition”); WHEREAS, Borrowers have requested that Lender provide certain consents and agree to amend the Loan Agreement in certain other respects as set forth herein; and WHEREAS, Lender is willing to provide such consents and make such amendments, in each case, subject to the terms, conditions and other provisions hereof. NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows: Section 1 Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement are inconsistent with the amendments set forth in Section 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto. Section 2 Consent to the Screw Products Asset Acquisition. Effective solely upon satisfaction of each of the conditions precedent set forth in Section 4 below, in reliance upon the representations and warranties of the Loan Parties set forth in this Amendment, and subject to the other terms and conditions of this Amendment: (a) Notwithstanding Sections 13.4 and 13.6 of the Loan Agreement, Lender hereby consents to the Screw Products Asset Acquisition, provided that the effectiveness of such consent is subject to the following conditions: (i) The Screw Products Asset Acquisition shall be on terms and conditions substantially similar to the draft Screw Products Purchase Agreement provided to Lender by Borrowers on September 27, 2018, together with the draft schedules provided to Lender by Borrowers on September 27, 2018, as such terms and conditions may be supplemented, modified or waived in any manner that is not adverse in any material respect to the interests of Lender (it being understood that any increase or decrease to the purchase price by an amount greater than five percent (5.0%) is material and adverse to the interests of Lender); (ii) Lender shall have received confirmation in writing on behalf of the Borrowers from an authorized officer of the Representative (or an agent of the Borrowers) to the effect that the conditions for closing set forth in the Screw Products Purchase Agreement have been satisfied or waived by the appropriate party (or parties), the closing deliveries set forth in the Screw Products Purchase Agreement have been delivered and that the Screw Products Asset Acquisition has been consummated (except for receipt of the funds to pay the cash portion of the purchase price thereunder); and (iii) both before and immediately after giving effect to the consummation of the Screw Products Asset Acquisition and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing. (b) The foregoing consent is expressly limited to the specific transactions described above in this Section 2, and shall not be deemed or otherwise construed to constitute a consent to any other transaction, whether or not similar to the transaction described above in this Section 2. Lender has granted the consent set forth in this Section 2 in this particular instance and in light of the facts and circumstances that presently exist, and the grant of such consent shall not constitute a course of dealing or impair Lender’s right to withhold any similar consent or waiver in the future. (c) Lender and Borrowers hereby agree that the foregoing consent, and the consummation of the Screw Products Asset Acquisition, shall not operate to reduce the $5,000,000 and $15,000,000 baskets set forth in the definition of Permitted Asset Acquisition in Section 1.1 of the Loan Agreement. 2

Section 3 Amendments to the Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 4 of this Amendment and in reliance on the representations and warranties made by the Loan Parties set forth herein, the Loan Agreement is hereby amended as follows: (a) The following new definitions are hereby added to Section 1.1 of the Loan Agreement in appropriate alphabetical order to read as follows: Screw Products Asset Acquisition has the meaning ascribed to such term in the Tenth Amendment. Screw Products Purchase Agreement shall mean that certain Asset Purchase Agreement to be entered into by and among Lawson Products Illinois, as the Purchaser, Screw Products, Inc., a Delaware corporation (“Seller”), and William Marthens, an individual and the sole shareholder of Seller (“Shareholder”) and, together with Seller, the “Selling Parties”), to effectuate the Screw Products Asset Acquisition. Screw Products Purchase Documents shall mean, collectively, the Screw Products Purchase Agreement and the other material instruments, documents and agreements executed and delivered in connection therewith. Tenth Amendment shall mean that certain Consent and Tenth Amendment to Loan and Security Agreement dated as of the Tenth Amendment Effective Date by and between the Borrowers and the Lender. Tenth Amendment Effective Date shall mean September 28, 2018. (b) The third sentence of Section 3.2.1 of the Credit Agreement is amended and restated in its entirety to read as follows: Each such notice shall be accompanied by an L/C Application, duly executed by the applicable Borrower and in all respects satisfactory to the L/C Issuer, together with such other documentation as the L/C Issuer may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the thirtieth (30th) day prior to the Maturity Date (unless such Letter of Credit is Cash Collateralized)) and whether such Letter of Credit is to be transferable in whole or in part. (c) Section 12.7 of the Loan Agreement is amended and restated in its entirety to read as follows: 12.7 Use of Proceeds. All monies and other property obtained by Borrowers from Lender pursuant to this Agreement shall be used solely for working capital purposes and for other business purposes of 3

Borrowers; provided that, (a) the Bolt Supply Acquisition Loan shall be used by Lawson Products Ontario to fund in part the Bolt Supply Acquisition and to pay fees, costs and expenses in connection therewith; and (b) the Loan made on or after the Tenth Amendment Effective Date in connection with the Screw Products Asset Acquisition shall be used by Lawson Products Illinois to fund in part the purchase price of the Screw Products Asset Acquisition and to pay fees, costs and expenses in connection therewith. (d) Section 13.6(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: (a) Loan Parties shall not, and shall not permit any Subsidiary to, purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person, other than (i) direct obligations of the United States, obligations insured by the Federal Deposit Insurance Corporation and obligations unconditionally guaranteed by the United States, including, without limitation, the PNC Certificate of Deposit, (ii) securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such Account Debtor, (iii) any in connection with any Permitted Asset Acquisition, (iv) the Bolt Supply Acquisition and (v) in connection with the Screw Products Asset Acquisition. (e) Each of Schedule 11.2.1 (Business and Collateral Locations), Schedule 11.2.2 (Certain Collateral) and Schedule 11.10 (Names and Tradenames) to the Loan Agreement is hereby replaced with the corresponding Schedule attached hereto under Exhibit B. Section 4 Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions: (a) Lender shall have received a fully executed copy of this Amendment; (b) Lender shall have received one or more counterparts of each other item, agreement, document and instrument set forth on the Closing Document Checklist attached hereto as Exhibit C, each in form and substance reasonably satisfactory to Lender; (c) The conditions precedent set forth in Section 2(a) have been satisfied; and (d) The representations and warranties set forth in Section 6 below shall be true and correct. Section 5 Post-Closing Obligations. The Loan Parties agree to deliver to Lender, absent any changes prohibited by this Amendment, the following items, on or before the dates specified with respect to such items, or such later dates as may be agreed to by Lender, in its sole discretion, and the failure of the Loan Parties to make any delivery described below, within the 4 specified time period indicated below with respect thereto (or such later date as may have been agreed to by Lender in its sole discretion), shall constitute an Event of Default under the Loan Agreement: (a) within five (5) Business Days following the consummation of the Screw Products Asset Acquisition, the Loan Parties shall deliver to Lender fully executed copies of the Screw Products Purchase Documents, including, without limitation, all schedules, exhibits and other attachments related thereto. Section 6 Representations and Warranties. Each Loan Party hereby represents and warrants, in each case after giving effect to this Amendment, to Lender as follows: (a) The representations and warranties of each Loan Party in the Loan Agreement and each of the other Loan Documents to which it is a party shall be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on the date hereof, except for representations and warranties that expressly relate to an earlier date which must be true and correct as of such earlier date; (b) No Default or Event of Default exists; (c) Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing; (d) The execution, delivery and performance by each Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action; and (e) This Amendment and each other document, agreement and instrument executed by each Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability. Section 7 Fees and Expenses. Borrowers agree to pay on demand all reasonable out- of-pocket costs and expenses of or incurred by Lender, including, but not limited to, legal expenses and reasonable attorneys’ fees, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment. Section 8 Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof. Section 9 No Modification; No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any other Loan Document or constitute a course 5 of conduct or dealing among the parties. Except as expressly stated herein, Lender reserves all rights, privileges and remedies under the Loan Documents. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Loan Documents. Section 10 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. Section 11 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of a portable document file (also known as a .pdf file) of an executed counterpart signature page shall be effective as a manually executed counterpart signature hereof. Section 12 Governing Law; Other Waivers. This Amendment shall be governed and construed in accordance with the internal laws of the State of Illinois. Section 18.11 of the Loan Agreement is incorporated herein by reference, mutatis mutandis. Section 13 Release. In consideration of Lender’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges Lender and its affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Lender or any other Released Person which relates, directly or indirectly, to any acts of omissions of Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof. [SIGNATURE PAGES FOLLOW] 6

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Tenth Amendment to Loan and Security Agreement as of the date first above written. BORROWERS: LAWSON PRODUCTS, INC., a Delaware corporation By: /s/Ronald J. Knutson Ronald J. Knutson Executive Vice President and Chief Financial Officer LAWSON PRODUCTS, INC., an Illinois corporation By: /s/Ronald J. Knutson Ronald J. Knutson Executive Vice President and Chief Financial Officer SANDALWOOD DIVESTITURE COMPANY, INC., an Alabama corporation By: /s/Ronald J. Knutson Ronald J. Knutson Vice President BARON DIVESTITURE COMPANY, an Illinois corporation By: /s/ Ronald J. Knutson Ronald J. Knutson Vice President 7

LENDER: CIBC BANK USA By: /s/Joseph G. Fudacz Joseph G. Fudacz Managing Director 8